Contingent Liabilities	12 Months Ended
Mar. 31, 2016
Zeecol Limited [Member]
Contingent Liabilities

19.	CONTINGENT LIABILITIES

(a) Pursuant to a consulting agreement signed between the Company and Loomac Management Limited (Loomac), the Company agreed to engage Loomac to assist in getting the Company listed and trading on the Canadian Securities Exchange (CSE) in Canada and to assist in completing financings for a period of three years following listing. As consideration for these services, the Company made a cash payment to Loomac and agreed to issue a portion of shares of the resulting public company to Loomac.

(b) The Company has sales commission agreements with its sales representatives. The sales commission payable is 2% of the capital expenditure cost incurred in relation to sales contracts originated by the sales representative.

All commissions are contingent on the Company listing on the Canadian Stock Exchange and obtaining financing.